Quarterly Holdings Report
for
Fidelity® Select Portfolios®
FinTech Portfolio
May 31, 2022
SAV-NPRT1-0722
1.802175.118
Common Stocks - 99.0%
	Shares	Value ($)
Banks - 0.7%
Diversified Banks - 0.5%
Wells Fargo & Co.	14,966	684,994
Regional Banks - 0.2%
Signature Bank	1,147	248,062
TOTAL BANKS		933,056
Consumer Finance - 16.8%
Consumer Finance - 16.8%
American Express Co.	44,168	7,456,442
Capital One Financial Corp.	53,089	6,787,960
Discover Financial Services	59,282	6,727,914
LendingClub Corp. (a)	20,356	319,996
OneMain Holdings, Inc.	37,242	1,640,883
Upstart Holdings, Inc. (a)(b)	1,200	60,480
		22,993,675
IT Services - 63.0%
Data Processing & Outsourced Services - 63.0%
Adyen BV (a)(c)	3,395	5,257,720
Affirm Holdings, Inc. (a)(b)	23,859	679,982
Block, Inc. Class A (a)	58,326	5,104,108
Dlocal Ltd.	12,331	355,503
Edenred SA	51,498	2,538,718
EVO Payments, Inc. Class A (a)	20,863	480,892
Fidelity National Information Services, Inc.	78,904	8,245,468
Fiserv, Inc. (a)	45,707	4,578,927
FleetCor Technologies, Inc. (a)	20,613	5,128,721
Flywire Corp. (a)(b)	63,922	1,234,334
Global Payments, Inc.	51,821	6,790,624
MasterCard, Inc. Class A	57,791	20,681,665
MoneyGram International, Inc. (a)	700	7,056
Nuvei Corp. (a)(c)	20,743	1,062,200
PagSeguro Digital Ltd. (a)(b)	60,492	929,157
PayPal Holdings, Inc. (a)	67,877	5,783,799
Remitly Global, Inc.	2,500	27,375
Repay Holdings Corp. (a)	49,932	621,653
Visa, Inc. Class A	78,055	16,560,929
		86,068,831
Software - 18.5%
Application Software - 18.5%
Avalara, Inc. (a)	16,058	1,359,631
Bill.Com Holdings, Inc. (a)	16,027	1,895,032
Black Knight, Inc. (a)	49,490	3,360,866
EngageSmart, Inc. (b)	65,147	1,368,087
Guidewire Software, Inc. (a)	12,052	963,437
Intuit, Inc.	36,087	14,956,618
Lightspeed Commerce, Inc. (Canada) (a)	14,019	364,537
Workiva, Inc. (a)(b)	12,524	914,377
		25,182,585
TOTAL COMMON STOCKS (Cost $154,909,293)		135,178,147

Money Market Funds - 2.2%
	Shares	Value ($)
Fidelity Cash Central Fund 0.82% (d)	871,721	871,895
Fidelity Securities Lending Cash Central Fund 0.82% (d)(e)	2,153,752	2,153,968
TOTAL MONEY MARKET FUNDS (Cost $3,025,863)		3,025,863

TOTAL INVESTMENT IN SECURITIES - 101.2% (Cost $157,935,156)	138,204,010
NET OTHER ASSETS (LIABILITIES) - (1.2)%	(1,628,529)
NET ASSETS - 100.0%	136,575,481

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,319,920 or 4.6% of net assets.

(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.82%	870,270	8,733,294	8,731,669	365	-	-	871,895	0.0%
Fidelity Securities Lending Cash Central Fund 0.82%	8,602,318	15,468,845	21,917,195	3,615	-	-	2,153,968	0.0%
Total	9,472,588	24,202,139	30,648,864	3,980	-	-	3,025,863

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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